Recently Issued Accounting Pronouncements	3 Months Ended
Mar. 31, 2016
Accounting Changes and Error Corrections [Abstract]
Recently Issued Accounting Pronouncements
5.	RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40). The guidance addresses management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and in certain circumstances to provide related footnote disclosures. The standard is effective for the annual period ending after December 15, 2016 and for annual and interim periods thereafter. We adopted this ASU on January 1, 2016. Adoption did not have a material impact on our Consolidated Financial Statements.

In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The amendments in this ASU intend to improve targeted areas of consolidation guidance for legal entities such as limited partnerships, limited liability corporations and securitization structures. The ASU focuses on the consolidation evaluation for reporting organizations that are required to evaluate whether they should consolidate certain legal entities. In addition to reducing the number of consolidation models from four to two, the new standard places more emphasis on risk of loss when determining a controlling financial interest, reduces the frequency of the application of related-party guidance when determining a controlling financial interest in a variable interest entity and changes consolidation conclusions in several industries that typically make use of limited partnerships or variable interest entities. We adopted this ASU on January 1, 2016. Adoption did not have a material impact on our Consolidated Financial Statements.

In April 2015, the FASB issued ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The standard requires an entity to present debt issuance costs related to a recognized liability as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. We adopted this ASU on January 1, 2016. In conjunction with the adoption of ASU 2015-03, we reclassified approximately $2.1 million from Other Assets to Senior Secured Line of Credit and Long-Term Debt, Net of Issuance Costs and $11.9 million from Other Assets to Senior Notes, Net of Issuance Costs on our Consolidated Balance Sheets as of December 31, 2015. Adoption did not have an impact on Net Income or Accumulated Deficit.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. The amendments in this ASU affects any entity using U.S. GAAP that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards. This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services by following five steps:

1)	Identify the contract(s) with a customer.

2)	Identify the performance obligations in the contract.

3)	Determine the transaction price.

4)	Allocate the transaction price to the performance obligations in the contract.

5)	Recognize revenue when (or as) the entity satisfies a performance obligation.

An entity should apply the amendments in this ASU using one of the following two methods:

1)	Retrospectively to each prior reporting period presented.

2)	Retrospectively with the cumulative effect of initially applying this ASU recognized at the date of the initial applications.

In July 2015, the FASB approved a one-year deferral of the effective date of this new standard so the guidance is effective for the reporting period beginning January 1, 2018, with early adoption permitted in the first quarter 2017. We are currently evaluating the new guidance and have not determined the impact this standard may have on our Consolidated Financial Statements or decided upon the method of adoption.

In November 2015, the FASB issued ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. The ASU eliminates the current requirement for organizations to present deferred tax liabilities and assets as current and noncurrent in a classified balance sheet. Instead, organizations are required to classify all deferred tax assets and liabilities as noncurrent. The amendments apply to all organizations that present a classified balance sheet. We adopted this ASU on January 1, 2016. Our Consolidated Balance Sheet as of December 31, 2015 included $12.5 million in Long-Term Deferred Tax Assets and $12.5 million in Current Deferred Tax Liability. Reclassifying our Current Deferred Tax Liability to noncurrent allowed us to net our noncurrent asset and noncurrent liability together resulting in a net deferred tax balance of zero. Adoption did not have an impact on Net Income or Accumulated Deficit.

In February 2016, the FASB issued ASU 2016-02, Leases. Under the new guidance, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date:

•	A lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and

•	A right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term.

Public business entities are required to apply the amendment of this update for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application is permitted for all public business entities. Lessees and lessors must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The modified retrospective approach would not require any transition accounting for leases that expired before the earliest comparative period presented. We are currently evaluating this guidance and do not believe it will have a material impact due to our minimal number of operating leases.

In March 2016, the FASB issued ASU 2016-09, Compensation – Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting. Under this update, several aspects of the accounting for share-based payment award transactions are simplified, including: (a) income tax consequences; (b) classification of awards as either equity or liabilities; and (c) classification on the statement of cash flows. For public companies, the amendments are effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. We are currently evaluating the impact of this standard.